May 24: Mensa-San Diego gets wise with Fund Manager Gabriel Wisdom of American Money Management LLC

Gabriel Wisdom, investment advisor and portfolio manager of the Fallen Angels mutual funds, has been invited to share his knowledge and insights with San Diego-based members of Mensa, the prestigious high-IQ society.

For Immediate Release

RANCHO SANTA FE, Calif./EWORLDWIRE/May 20, 2008 --- Gabriel Wisdom, investment advisor and portfolio manager of the Fallen Angels mutual funds, has been invited to share his knowledge and insights with San Diego-based members of Mensa, the prestigious high-IQ society.

It's commonly accepted that investment success comes from buying low and selling high. While the concept may be basic, the challenge rests with the actual task of doing so - and being able to stick with a smart investment strategy that brings success. "The world's greatest investors have learned how to think differently about risk and time. It’s why they succeed where so many others fail," according to his research.

Mr. Wisdom will be the featured speaker at Mensa-San Diego's annual Regional Gathering, to be held at Sweetwater County Park in the San Diego area. His topic is "The Top 10 Traits of Successful Investors." The three-day event is open only to Mensa members and their guests, not to the general public, but a transcript of the speech will be available at 'http://www.gabrielwisdom.com'.

Mr. Wisdom is founder and Managing Director of American Money Management, LLC (AMM) of Rancho Santa Fe, California, which has served individual investors and investment advisors nationwide since its founding in 1999.

He also serves as President and Portfolio Manager of AMM Funds, which offers two no-load mutual funds, The Fallen Angels Income Fund (FAINX) and The Fallen Angels Value Fund (FAVLX).

In addition, Mr. Wisdom, who spent several decades as a popular radio personality and talk-show host, currently hosts a daily investment-advice program, airing nationally on the affiliates of The Business Talk Radio Network.

CONTACT: GABRIEL WISDOM, PRINCIPAL, AMERICAN MONEY MANAGEMENT LLC

(858) 858.755.0909 WWW.AMMINVEST.COM

Editor's Note: Securities and Exchange Commission regulations require the following statement in this press release: Before investing, consider the fund's investment objectives, risks and expenses. Contact American Money Management, LLC for a prospectus containing this information. Read it carefully.